UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 14, 2022

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
(650)-931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.    Results of Operations and Financial Condition.
On March 14, 2022, Coupa Software Incorporated ("the Company") issued a press release announcing its results for its fourth quarter and fiscal year ended January 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2022, the Company announced that Todd Ford, Coupa’s President, Finance & Operations, notified the Company of his intention to transition from his current executive position. Beginning April 1, 2022, Mr. Ford will continue to serve the Company as an employee in a transition and advisory role.
The Company has entered into an agreement (the “Transition Agreement”) with Mr. Ford setting forth the terms of his transition arrangement. Mr. Ford will be employed on a full-time basis to assist the Company with continuity and transition activities (the “Transition Period”). The Transition Period is for a period of twelve months and may be extended upon mutual agreement. During the Transition Period, Mr. Ford’s cash compensation will be composed of salary at his current rate and previously granted equity awards will continue to vest in accordance with their terms. The Transition Agreement provides for a customary release of claims by Mr. Ford and reaffirmation of his obligations under an employee proprietary information and invention assignment agreement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated March 14, 2022
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Anthony Tiscornia
Anthony Tiscornia
Dated: March 14, 2022	Chief Financial Officer (Principal Financial Officer)